UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 14, 2022

MIX TELEMATICS LIMITED
(Exact Name of Registrant as Specified in its Charter)

Republic of South Africa	001-36027	Not Applicable
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

750 Park of Commerce Blvd
Suite 100	Boca Raton
Florida	33487	+1	(887)	585-1088
(Address of Principal Executive Offices)		Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing 25 Ordinary Shares, no par value	MIXT	New York Stock Exchange
Ordinary Shares, no par value		New York Stock Exchange (for listing purposes only)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

This report contains a copy of the submission to the Johannesburg Stock Exchange by MiX Telematics Limited (the “Company”) announcing dealings in securities by a director and directors of major subsidiaries of the Company. The submission is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01, including the information contained in the presentation furnished as Exhibit 99.1 hereto, is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No. Description of Exhibit

99.1 Submission to the Johannesburg Stock Exchange - MiX - Dealings in securities by a director and directors of major subsidiaries of MiX Telematics.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIX TELEMATICS LIMITED

By: /s/ John Granara
Name: John Granara
Title: Vice President and Chief Financial Officer

Date: March 14, 2022

Exhibit 99.1

MIX TELEMATICS LIMITED
(Incorporated in the Republic of South Africa)
(Registration number 1995/013858/06)
JSE share code: MIX ISIN: ZAE000125316
NYSE share code: MIXT
(“MiX Telematics”)

DEALINGS IN SECURITIES BY A DIRECTOR AND BY DIRECTORS OF MAJOR SUBSIDIARIES OF MIX TELEMATICS

Shareholders are advised of the following information relating to dealings in securities by a director of MiX Telematics and by directors of major subsidiaries of MiX Telematics relating to the exercise of share appreciation rights (“SARs”) under the MiX Telematics Limited Long-Term Incentive Plan (“LTIP”).

Charles Tasker is exercising 750 000 SARs, equating to 447 945 ordinary shares, granted to him under the LTIP as set out in the table below and his intention is to retain all of the shares issued to him, thereby increasing his beneficial shareholding in MiX Telematics to 310 775 American Depository Shares (equivalent to 7 769 381 ordinary shares). Charles Tasker is paying the associated costs of this transaction out of pocket.

Name of director:	Charles Tasker
Transaction date:	March 11, 2022
Class of securities:	Ordinary shares issued to settle gain from SARs exercised
Nature of transaction:	Off-market exercise of SARS under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

SARS exercised:

Award date	Number exercised	Award price	Exercise price	Total gain on SARs	Ordinary shares issued
May 30, 2016	750 000	R2.94	R7.30	R3 269 998.50	447 945

Paul Dell is exercising 200 000 SARs, equating to 119 452 ordinary shares, granted to him under the LTIP as set out in the table below. Paul Dell’s intention is to sell the 119 452 shares issued to him in respect of these.

Name of director:	Paul Dell
Name of subsidiary company:	MiX Telematics Investments Proprietary Limited
Transaction date:	March 11, 2022
Class of securities:	Ordinary shares issued to settle gain from SARs exercised
Nature of transaction:	Off-market exercise of SARS under the LTIP
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

SARS exercised:

Award date	Number exercised	Award price	Exercise price	Total gain on SARs	Ordinary shares issued
May 30, 2016	200 000	R2.94	R7.30	R871 999.60	119 452

Shareholders are further referred to the announcement released on March 4, 2022 wherein shareholders were advised that Gert Pretorius had exercised 2 200 000 SARS granted to him under the LTIP and that the intention was to sell 783 231 shares and to retain 431 276 shares issued to him in respect of these. Accordingly, at the conclusion of this transaction, Gert Pretorius has increased his shareholding in MiX Telematics to 1 254 403 shares.

Shareholders are accordingly advised that Gert Pretorius has now sold all 783 231 shares as detailed below:

Name of director:	Gert Pretorius
Name of subsidiary company:	Director of MiX Telematics Africa Proprietary Limited, MiX Telematics Investments Proprietary Limited and MiX Telematics International Proprietary Limited
Transaction date:	March 10, 2022
Class of securities:	Ordinary shares
Number of securities:	783 231
Price per security:	R7.35
Total value:	R5 756 747.85
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

Shareholders are further referred to the announcement released on March 4, 2022 wherein shareholders were advised that Rory McWilliams had exercised 100 000 SARS granted to him under the LTIP and that the intention was to sell 59 448 shares issued to him in respect of these.

Shareholders are accordingly advised that Rory McWilliams has now sold all 59 448 shares as detailed below:

Name of director:	Rory McWilliams
Name of subsidiary company:	Director of MiX Telematics International Proprietary Limited
Transaction date:	March 10, 2022
Class of securities:	Ordinary shares
Number of securities:	59 448
Price per security:	R7.35
Total value:	R436 942.80
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

2

Shareholders are further referred to the announcement released on March 4, 2022 wherein shareholders were advised that Catherine Lewis had exercised 250 000 SARS granted to her under the LTIP and that the intention was to sell 69 778 shares and to retain 82 352 shares issued to him in respect of these. Accordingly, at the conclusion of this transaction, Catherine Lewis has increased her shareholding in MiX Telematics to 2 003 439 shares.

Shareholders are accordingly advised that Catherine Lewis has now sold all 69 778 shares as detailed below:

Name of director:	Catherine Lewis
Name of subsidiary company:	MiX Telematics International Proprietary Limited
Transaction date:	March 10, 2022
Class of securities:	Ordinary shares
Number of securities:	69 778
Price per security:	R7.35
Total value:	R512 868.30
Nature of transaction:	On-market sale
Nature and extent of director’s interest:	Direct beneficial
Clearance to deal received:	Yes

March 14, 2022

JSE sponsor
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